Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 6 TO SECOND LIEN CREDIT AGREEMENT dated as of July 31, 2006 (this “Amendment Agreement”) among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement referred to below) signatory hereto and the LENDERS (as defined in the Credit Agreement referred to below) signatory hereto.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower is party to a Second Lien Credit Agreement dated as of April 1, 2005 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Lenders, and Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent, Paying Agent, Fronting Bank, and Collateral Agent.

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement, and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth to such amendment.

Accordingly, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not herein shall be used herein as defined in the Credit Agreement.

SECTION 2. Amendment. As of the Amendment Effective Date, paragraph (t) of Article VIII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(t) the Restatement Date shall not have occurred on or before October 31, 2006; or”.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the undersigned Lenders that (a) the representations and warranties of the Borrower and the Parent Guarantor set forth in the Credit Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, is true and correct in all material respects on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to an earlier date), with each reference therein to the Credit Agreement being deemed for purposes hereof to be a reference to the Credit Agreement as modified hereby and (b) no Default has occurred and is continuing.

SECTION 4. Conditions to Effectiveness. The amendment set forth in Section 2 hereof shall become effective when, and only when, and as of the date (the “Amendment Effective Date”) on which:

(a) the Administrative Agent shall have received counterparts of this Amendment Agreement executed by the Borrower, each of the Guarantors (other than Freedom Rings, LLC) and the Required Lenders;

(b) all the conditions to the effectiveness of the Amendment No. 6 to the First Lien Credit Agreement of even date herewith, substantially in the form heretofore delivered to the

Lenders, shall have occurred other than the effectiveness of this Amendment Agreement; and

(c) the Administrative Agent shall have received payment of all accrued fees and expenses of the Administrative Agent (including the reasonable and accrued fees of counsel to the Administrative Agent invoiced on or prior to the date hereof).

SECTION 5. Reference to and Effect on the Financing Documents.

(a)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

(b) The Credit Agreement and each of the other Loan Documents, as specifically modified by this Amendment Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.

SECTION 6. Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender that executes and delivers to the Administrative Agent a counterpart of this Amendment Agreement on or before 12:00 noon (New York time) on July 31, 2006 an amendment fee equal to 0.05% of the sum of the Tranche A Funding Amounts (or, if the Tranche A Funding Amounts have been reduced to zero, Tranche A Exposures) and the outstanding Tranche B Loans of such Lender, such fee to be payable (i) in the case of Lenders that execute and deliver this Amendment Agreement on or before the Amendment Effective Date, on the Amendment Effective Date and (ii) in the case of all other Lenders entitled to receive such fee, not later than August 4, 2006.

SECTION 7. Affirmation of Guarantors. Each Guarantor signatory hereto hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the amendments set forth in Section 2 hereof (and notwithstanding the failure of Freedom Rings, LLC to be a party hereto), the obligations of such Guarantor contained in Article III of the Credit Agreement or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such amendments, each reference in Article III of the Credit Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as modified by this Amendment Agreement.

SECTION 8. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Execution in Counterparts. This Amendment Agreement may be executed by one or more of the parties to this Amendment Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KRISPY KREME DOUGHNUT CORPORATION

By: /s/ Michael C. Phalen
Name: Michael C. Phalen
Title:   CFO

GUARANTORS:

KRISPY KREME DOUGHNUTS, INC.

KRISPY KREME DISTRIBUTING COMPANY, INCORPORATED

KRISPY KREME MOBILE STORE COMPANY

KRISPY KREME CANADA, INC.

HD CAPITAL CORPORATION

HDN DEVELOPMENT CORPORATION

KRISPY KREME BRAND FUND CORPORATION

KK CANADA HOLDINGS, INC.

NORTHEAST DOUGHNUTS, LLC

KRISPY KREME MANAGEMENT I, LLC

KRISPY KREME MANAGEMENT II, LLC

KRISPY KREME MANAGEMENT III, LLC

KRISPY KREME COFFEE COMPANY, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

GOLDEN GATE DOUGHNUTS, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

PANHANDLE DOUGHNUTS, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

NORTH TEXAS DOUGHNUTS, L.P.

By:	KRISPY KREME DOUGHNUT CORPORATION, its General Partner

By: /s/ Michael C. Phalen
Name: Michael C. Phalen
Title: Authorized Officer

LENDER

Consent of Required Lenders Received